Prudential Investments Funds
Target Funds

Supplement dated December 18, 2015 to the
Currently Effective Statements of Additional Information

This supplement should be read in conjunction with your Statement of Additional Information (SAI).

Part II of the SAI is hereby amended by deleting the disclosure which appears in the section entitled “Disclosure of Portfolio Holdings” and substituting the new disclosure set forth below.

The Board of each Fund in the Prudential mutual fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each Fund (“portfolio holdings”), and to authorize certain arrangements to make available information about portfolio holdings. These policies and procedures are designed to ensure that disclosures of a Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of each Fund and each Fund adviser. The policy is designed to ensure that disclosures of nonpublic portfolio holdings to selected third parties are made only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.

The Board has authorized PI, as the investment manager of each Fund, to administer these policies and procedures and to enter into confidentiality agreements on behalf of the Funds that provide that all information disclosed shall be treated as confidential and that the recipient will not trade on the nonpublic information. No material, non-public information, including but not limited to portfolio holdings, may be disseminated to third parties except in compliance with these policies and procedures.

The Custodian Banks (State Street Bank and Bank of New York Mellon) are authorized to facilitate, under the supervision of PI, the release of portfolio holdings.

Regulatory Filings. Portfolio holdings for each Fund as of the second and fourth fiscal quarters are made public, as required by law, in a Fund’s annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. Annual and semi-annual shareholder reports for a Fund may be accessed at the SEC’s website at www.sec.gov and at the website for the Prudential Investments mutual funds (www.prudentialfunds.com).

Portfolio holdings for each Fund as of the first and third fiscal quarters are made public, as required by law, in a Fund’s filings on Form N-Q, which are filed with the SEC within 60 days after the end of the first and third fiscal quarters. Filings on Form N-Q may be accessed at www.sec.gov.

Disclosures—Fund Holdings. A Fund may post on the Prudential Investments mutual funds website a detailed list of its portfolio holdings as of the end of each calendar month no sooner than approximately three business days prior to the end of the following month, unless noted otherwise herein. A Fund also may release, at a sleeve level and/or the composite level, its top ten holdings (or in the case of a Fund of Funds the complete list of portfolio Funds and/or the top ten holdings of the portfolio Funds) with all such information posted to the website approximately 15 days after the end of the month, unless noted otherwise herein. (Note: The Prudential Core Short-Term Bond Fund does not post portfolio holdings as of the end of each calendar month.)

Disclosures—Fund Characteristics. A Fund may distribute the following information concerning its portfolio (at a sleeve level and/or the composite level) as of the prior month-end and no sooner than 15 days after the end of the month, provided that the information is distributed no earlier than the day after the Fund makes the information available on its website.

•	Sector holdings. Sector, country or industry information and the total percentage of the Fund held in each sector, country or industry.
•	Summary statistics. Information regarding performance attribution and portfolio credit quality, maturity, duration, convexity, average coupons, average market capitalization, return on equity, price to earnings ratios, and earnings per share.
•	Other portfolio characteristic data. Any other portfolio characteristics and analytical information that does not identify specific portfolio holdings.

LR814

Characteristics information in addition to what is posted to the website may be provided pursuant to standing arrangements and specific requests by shareholders and prospective shareholders, broker-dealers, intermediaries, and others. Such information must be provided pursuant to terms of confidentiality and must indicate that it is unaudited. A Fund will prominently indicate on the website that more detailed and additional information relating to Fund characteristics is available upon request, and shall identify the process to be followed to submit such request(s) to the Fund.

Disclosures—Other Time Periods. Where a Fund has recently commenced operations or adopted significant changes to its investment policies (a “repositioning”), it may make available in the manner described above the same Fund Holdings and characteristics information, but as of other relevant period-ends besides month-end, with such information made available and posted to the website no sooner than 15 days after the commencement of the Fund’s operations or the date of the repositioning (“Effective Date”). The Fund may release this information until the first quarter-end or the first month-end following the Effective Date, as applicable.

Additional Disclosures. Portfolio holdings information which appears on the Prudential Investments mutual funds website may also be made available in printed form. When authorized by the Chief Compliance Officer and another officer of the Prudential Investments mutual funds, portfolio holdings information may be publicly disseminated more frequently or at different periods than as described above.

Ongoing Disclosure Arrangements. Each Fund has entered into ongoing arrangements to make available nonpublic information about its portfolio holdings, subject to the conditions, restrictions and requirements set forth below. Parties receiving this information may include intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for the Funds, rating and ranking organizations, and certain affiliated persons of each Fund, as described below. The procedures utilized to determine eligibility are set forth below:

All requests from third parties for portfolio holdings shall require the following steps:

•	A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).
•	The request shall be forwarded to PI’s Product Development Group and to the Chief Compliance Officer or his delegate for review and approval.
•	A confidentiality agreement in the form approved by a Fund officer must be executed by the recipient of the portfolio holdings.
•	A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to PI’s Law Department.
•	Written notification of the approval shall be sent by such officer to PI’s Fund Administration Group to arrange the release of portfolio holdings.
•	PI’s Fund Administration Group shall arrange the release by the Custodian Banks.

Requests for disclosure to PI or its employees shall follow the procedures noted above other than the execution of a confidentiality agreement.

Set forth below are the authorized ongoing arrangements as of the date of this SAI:

1. Traditional External Recipients/Vendors

•	Full holdings on a daily basis to Institutional Shareholder Services (ISS), Broadridge and Glass, Lewis & Co. (proxy voting administrator/agents) at the end of each day;
•	Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
•	Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;
•	Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
•	Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

LR814

2. Analytical Service Providers

•	Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
•	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
•	Full holdings on a daily basis to FactSet Research Systems Inc. and Lipper, Inc. (investment research providers) at the end of each day;
•	Full holdings on a daily basis to Performance Explorer Limited (investment research provider for Funds engaged in securities lending) at the end of each day, for certain Funds;
•	Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected Prudential Investments mutual Funds only);
•	Full holdings to Frank Russell Company (investment research provider) at the end of each month (Prudential Jennison Small Company Fund, Prudential Variable Contract Accounts -2 and -10 only);
•	Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Prudential Jennison Growth Fund and certain other selected Prudential Investments Funds only);
•	Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Prudential Financial Services Fund only);
•	Full holdings on a daily basis to Markit WSO Corporation (certain operational functions)(Prudential Financial Services Fund only);
•	Full holdings on a daily basis to Investment Technology Group, Inc. (analytical service provider) (Prudential Financial Services Fund only);
•	Full holdings on a daily basis to State Street Bank and Trust Company (operations service provider) (Prudential Financial Services Fund only); and
•	Full holdings on a quarterly basis to Prudential Retirement Services / Watson Wyatt Investment Retirement Services (401(k) plan recordkeeping) approximately 30 days after the close of the Fund's fiscal quarter-end (Prudential Jennison Growth Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

Also, affiliated shareholders may, subject to execution of a non-disclosure agreement, receive current portfolio holdings for the sole purpose of enabling a Fund to effect the payment of the redemption price to such shareholder in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with the rules of the SEC and procedures adopted by the Board. For more information regarding the payment of the redemption price by a distribution in kind of securities from the investment portfolio of the Fund, see “Purchase, Redemption and Pricing of Fund Shares—Redemption in Kind” in the SAI.

PI’s Law Department and the Chief Compliance Officer shall review the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Funds’ compliance program under Rule 38a-1 under the 1940 Act.

A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by PI Compliance.

There can be no assurance that the policies and procedures on portfolio holdings information will protect a Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

LR814

LR814